Exhibit 10.3

IEC ELECTRONICS CORP.

2019 STOCK INCENTIVE PLAN
INCENTIVE STOCK OPTION AWARD AGREEMENT

    This Incentive Stock Option Award Agreement (this “Award Agreement”) is made and entered into as of [__________], 20__ (the “Date of Grant”), by and between IEC Electronics Corp. (the “Company”) and [_______________________] (the “Participant”). Capitalized terms not defined in this Award Agreement shall have the respective meanings given such terms by the IEC Electronics Corp. 2019 Stock Incentive Plan (the “Plan”).

1.Award. The Company hereby grants to the Participant an award of Incentive Stock Options (the “Option”) to purchase up to [_________] shares of Stock at an exercise price of $[______] per share (the “Exercise Price”) subject to the provisions of the Plan and to the terms and conditions of this Award Agreement. The Option is intended to be an “incentive stock option” as defined in Section 422 of the Code.

2.Vesting. Except as otherwise provided by the Participant’s employment agreement (if any), subject to the provisions of the Plan and this Award Agreement, and subject to the Participant’s continued service with the Company or any of its Affiliates through such date, [________] of the Option shall vest on [________] (each such date a “Vesting Date”).

3.Acceleration of Vesting. Notwithstanding the provisions of Section 2 above, the Option will immediately vest:

(a)in the event of a Change in Control if either:

(i)the employment of the Participant is terminated without Cause within two years of such Change in Control; or

(ii)the acquirer does not agree to assume or substitute the Option for similar awards on shares of acquirer’s common stock; or

(b)upon the occurrence of any other event or condition for which the Participant’s employment agreement (if any) provides for accelerated vesting.

4.Exercise.

(a)Prior to the expiration of the Option pursuant to the terms of this Award Agreement, the Participant may exercise the Option from time to time to the extent it has vested by tendering to the Company written notice of exercise (in the form attached to this Award Agreement, or such other form provided by the Company for such purpose), which notice may require the Participant to certify in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and this Award Agreement (including Section 8 below), together with payment in full of the Exercise Price for the shares of Stock being acquired thereunder by any of the following methods, subject to the Committee’s discretion:
(i)cash, wire transfer or check made payable to the Company;

Exhibit 10.3

(ii)tendering (actually or by attestation) to the Company a number of previously acquired shares of Stock that have been held by the Participant for at least six months (or such shorter period, if any, determined by the Committee in consideration of applicable accounting standards) and that have a fair market value equal to the applicable portion of the Exercise Price being so paid;

(iii)authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares of Stock otherwise issuable to the Participant upon exercise of the Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; or

(iv)any combination of the foregoing.
In the event the Option is exercised by any person or persons other than the Participant, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. In no event shall the Option be exercised for a fractional share of Stock.

(b)Upon exercise, the shares of Stock covered by the exercise of the Option (less the number of shares of Stock withheld to pay the exercise price pursuant to Section 4(a)(iii)) will be issued to the Participant on, or as soon as practicable after, the exercise date, with the appropriate legends, if any, affixed thereto. The issuance of shares of Stock upon exercise of the Option may be made by crediting the shares of Stock to an account for the benefit of the Participant or by such other permissible manner chosen by the Company

5.Expiration. Each vested Option is exercisable until 5:00 p.m. (Eastern Time) on the date that is seven years from the Date of Grant (the “Expiration Date”), unless terminated sooner in accordance with Section 7, or unless the Committee provides otherwise.

6.Restrictions on Transfer. The Option shall be exercisable during the Participant’s lifetime only by the Participant and may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of, except by will or the laws of descent and distribution, and they shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

7.Termination of Employment. Except as otherwise provided by the Participant’s employment agreement (if any), upon the Participant’s termination of employment with the Company and its Affiliates, the following provisions shall apply:

(a)Death. If the Participant’s termination of employment is on account of death, all rights in and to the Option granted pursuant to this Award Agreement which have not vested as described in Sections 2 and 3 shall be forfeited, and the Option, to the extent vested, may be exercised in whole or in part by the Participant’s designated beneficiary at any time on or before the earlier of (A) the Expiration Date or (B) the first anniversary of the date of such termination of employment.

(b)Disability. If the Participant’s termination of employment is on account of Disability, all rights in and to the Option granted pursuant to this Award Agreement which have not vested as described in Sections 2 and 3 shall be forfeited, and the Option, to the extent vested, may be exercised in whole or in part by the Participant at any time on or before the earlier of (A) the Expiration Date or (B) the first anniversary of the date of such termination of employment.

Exhibit 10.3

(c)Cause. If the Participant’s termination of employment is for Cause, all rights in and to the Option granted pursuant to this Award Agreement, whether vested or unvested as described in Sections 2 and 3, shall be forfeited on the date of such termination of employment.

(d)Other Reasons. If the Participant’s termination of employment is for any reason other than death, Disability or Cause, all rights in and to the Option granted pursuant to this Award Agreement which have not vested as described in Sections 2 and 3 shall be forfeited, and the Option, to the extent vested, may be exercised in whole or in part by the Participant at any time on or before the earlier of (A) the Expiration Date or (B) three months after the date of such termination of employment.

(e)Death after termination of employment. If the Participant’s termination of employment is for any reason other than death or for Cause, and the Participant dies after such termination of employment but before the date the Option must be exercised pursuant to this Section 7, all rights in and to the Option granted pursuant to this Award Agreement which have not vested as described in Sections 2 and 3 shall be forfeited, and the Option, to the extent vested on the date of the Participant’s death, may be exercised in whole or in part by the Participant’s designated beneficiary at any time on or before the earlier of (A) the Expiration Date or (B) the first anniversary of the date of death.

8.Detrimental Activities.

(a)The Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict the Option at any time upon a determination by the Committee that the Participant is not in compliance with all applicable provisions of this Award Agreement and the Plan or that the Participant engaged in Detrimental Activity. “Detrimental Activity” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company or any Affiliate, or which organization of business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to in conflict with the interests of the Company or any Affiliate; (ii) the disclosure to anyone outside the Company or any of its Affiliates, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company or any of its Affiliates, acquired by the Participant either during or after employment with the Company or an Affiliate; (iii) activity that results in termination of the Participant’s employment for Cause; (iv) a violation of any rules, policies, procedures or guidelines of the Company or an Affiliate, including, but not limited to, the Company’s Code of Business Conduct and Ethics; (v) any attempt, directly or indirectly, to induce any employee of the Company or any Affiliate to be employed or perform services elsewhere or any attempt, directly or indirectly, to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or any Affiliate; or (vi) any other conduct or act determined by the Board to be injurious, detrimental or prejudicial to any interest of the Company or any Affiliate.

(b)Notwithstanding the foregoing, nothing in Section 8(a) above: (i) prohibits the Participant from making reports of possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice and the Securities and Exchange Commission, in accordance with the provisions and rules of Section 21F of the Exchange Act, Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of state or federal law or regulation, or (ii) requires notification or prior approval by the Company of any such report; provided that, the Participant is not authorized to disclose communications with counsel that were made for the purpose of receiving legal advice or that contain legal advice or that are protected by the attorney work product or similar privilege. Furthermore, the Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (1) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, in each case, solely for the purpose

Exhibit 10.3

of reporting or investigating a suspected violation of law or (2) in a complaint or other document filed in a lawsuit or proceeding, if such filings are made under seal.

9.Recoupment.

(a)Recoupment. As provided by Section 6.9 of the Plan, notwithstanding anything in the Plan or this Award Agreement, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing conditions, in each case as in effect from time to time, to recoup compensation of whatever kind paid under this Award Agreement by the Company at any time.

(b)Repayment of Gain; Setoff. If the Participant engages in Detrimental Activity prior to or during the six months after shares of Stock are issued pursuant to Section 4(b) above, such issuance may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded issuance, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to setoff against the amount of any such gain any amount owed to the Participant by the Company or any Affiliate.

10.Withholding of Taxes. In order to exercise the Option, the Participant (or any other person or persons exercising the Option) shall make appropriate arrangements with the Company to the extent necessary for the satisfaction of all federal, state, local or foreign income or other tax withholding requirements, if any, applicable to the exercise of the Option.

11.Disqualifying Disposition. The Participant shall notify the Company in writing within 30 days of making a Disqualifying Disposition (as defined below) of any shares of Stock received pursuant to the exercise of the Option, and shall provide the Company with any information that the Company shall request concerning any such Disqualifying Disposition. “Disqualifying Disposition” means any disposition (including any sale) of the shares of Stock before the later of (a) the second anniversary of the Date of Grant and (b) the first anniversary of the date on which the Participant acquired such shares by exercising the Option, provided that such holding period requirements terminate upon the death of the Participant.

12.Miscellaneous.

(a)Compliance with Laws. If the Company, in its sole discretion, determines that the listing upon any securities exchange or registration or qualification under any federal, state or local law or any foreign law of any shares of Stock to be issued pursuant to the Option is necessary or desirable, issuance of such shares shall not be made until such listing, registration or qualification shall have been completed.

(b)Incorporation of Plan. The Option is subject to the Plan and any interpretations by the Committee under the Plan, which are hereby incorporated into this Award Agreement by reference and made a part hereof. By the execution of this Award Agreement, the Participant acknowledges that the Plan document and the Plan prospectus, as in effect on the date of this Agreement, have been made available to the Participant for review. In the event of any conflict between the Plan and this Award Agreement, the Plan shall control.

(c)Administration, Interpretation, Etc. Any action taken or decision made by the Company, the Board or the Committee arising out of or in connection with the construction, administration, interpretation or effect of any provision of the Plan or this Award Agreement shall lie within its sole and

Exhibit 10.3

absolute discretion, as the case may be, and shall be final, conclusive and binding on the Participant and all persons claiming under or through the Participant. By receipt of the Option or other benefit under the Plan, the Participant and each person claiming under or through the Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan or this Award Agreement by the Company, the Board or the Committee.

(d)Amendment. This Award Agreement may be amended from time to time by the Committee, in its sole discretion, in any manner that the Committee deems necessary or appropriate; provided, however, that no such amendment shall adversely affect in a material manner any right of the Participant under the Option without the written consent of the Participant.

(e)Capital Changes and Adjustments. The Option shall be adjusted by the Committee at the same time as adjustments are made in accordance with Section 12 of the Plan in a manner similar to, and subject to, the same requirements under Section 12 of the Plan; provided, however, any adjustment shall be made in a manner that complies with Section 424(a) of the Code.

(f)No Right of Employment. Nothing contained herein shall confer upon the Participant any right to continued employment by the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates, which is hereby reserved, to terminate the employment of the Participant at any time for any reason whatsoever.

(g)No Stockholder Rights. Until the Participant is the holder of record of the shares of Stock issued upon exercise of the Option, the Participant shall have no rights of a stockholder of the Company with respect to the shares of Stock underlying the Option, and in particular shall not be entitled to vote the underlying shares of Stock or to receive any dividends paid with respect to the shares of Stock underlying the Option.

(h)Notices. Any notices necessary or required to be given under this Award Agreement: (i) to the Company shall be sufficiently given if in writing, and personally delivered to the Secretary of the Company or mailed to its principal office, 105 Norton Street, P.O. Box 271, Newark, New York 14513; or (ii) to the Participant shall be sufficiently given if in writing, and personally delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the last known address of the Participant, or to such other address as the Participant shall have specified in writing to the Company.

(i)Successors and Assigns. This Award Agreement shall bind and inure to the benefit of the Company and the successors and assigns of the Company and to the Participant and to the Participant’s heirs, executors, administrators, successors and assigns.

(j)Governing Law. All questions pertaining to the interpretation, validity, enforcement and performance of this Award Agreement shall be construed in accordance with, and be governed by, the laws of the State of New York, without giving effect to the choice of law principles thereof.

(k)Section 409A. The Option granted under this Award Agreement is intended to be exempt from the requirements of Section 409A and the Plan and this Award Agreement shall be interpreted and administered in accordance with such intention. Notwithstanding the foregoing, the Company makes no representations that the Option is exempt from Section 409A, and in no event shall the Company or any Affiliate be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of a violation of Section 409A.

Exhibit 10.3

(l)Participant Acknowledgment. By signing this Award Agreement, the Participant acknowledges that the Participant has received a copy of the Plan, has had an opportunity to review the Plan and this Award Agreement in their entirety, understands all provisions of the Plan and this Award Agreement, and agrees to be bound by, and to comply with, all the terms and provisions of the Plan and this Award Agreement.

(m)Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

*    *    *    *    *

Exhibit 10.3

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed effective as of the Date of Grant set forth above.

IEC ELECTRONICS CORP.

By:
[________]
Its:	President & CEO

Date:

ACCEPTANCE

I, ___________________, hereby certify that I have read and fully understand the foregoing Award Agreement. I acknowledge that I have been apprised that it is the intent of the Company that Participants obtain and retain an equity interest in the Company. I hereby execute this Award Agreement to indicate my acceptance of the Option and my intent to comply with the terms thereof.

Participant

Street Address

City	State	Zip Code

Date:

Exhibit 10.3

_____________, 20___
IEC Electronics Corp.
Attention: Secretary
105 Norton Street
Newark, NY 14513

Dear Sir:

This is to notify you that I hereby elect to exercise the Option granted to me under the Incentive Stock Option Award Agreement (the “Award Agreement”), dated ____________________, 20__, issued to me pursuant to the 2019 Stock Incentive Plan (the “Plan”) with respect to ________ shares of common stock of IEC Electronics Corp. (the “Company”). The Exercise Price pursuant to the Award Agreement as adjusted (if applicable) is $____________ per share or $__________ in the aggregate.

In payment of the full Exercise Price, I enclose (please complete as appropriate):

a.my check payable to IEC Electronics Corp. in the amount of $__________.

b.	__________ shares of common stock of the Company owned by me for at least six months, free of any liens or encumbrances and having a fair market value of $_________.

c.
an authorization letter which gives irrevocable instructions to the Company to deliver the stock certificates representing the shares for which the option is being exercised directly to ______________ (name and address of broker) together with a copy of the instructions to _______________ (name of broker) to sell such shares and promptly deliver to the Company the portion of the proceeds equal to the total purchase price and withholding taxes due, if any.

I hereby certify that I am in compliance with the terms and conditions of the Plan and the Award Agreement and, in particular, that I have not engaged in any Detrimental Activity as defined in Section 8 of the Award Agreement. I understand, acknowledge and agree that in the event I engage in Detrimental Activity during the period specified in Section 9(b) of the Award Agreement, the exercise of the Option may be rescinded by the Company and I may become obligated to pay the Company the amount of any gain realized or payment received as a result of the rescinded exercise, all as set forth in Section 9 of the Award Agreement.

Very truly yours,

Participant’s Signature